CONDENSED CONSOLIDATED BALANCE SHEETS (Parentheticals) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Accounts receivable, net of allowance for credit losses (in Dollars)	$ 152	$ 23	$ 82
Cash due from gateways, net of allowance (in Dollars)	$ 125	$ 2,636	$ 3,917
Common stock, par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	100,000,000	100,000,000	100,000,000
Common stock, shares issued	6,957,875	5,996,948	4,972,736
Common stock, shares outstanding	6,957,875	5,996,948	4,972,736
Series B Preferred Stock [Member]
(in Dollars per share)	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	5,000,000	5,000,000	5,000,000
Preferred stock, shares issued	53,950	55,000	0
Preferred stock, shares outstanding	53,950	55,000	0